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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                              ____________________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of Earliest Event Reported)              May 8, 1996
                                                          ______________________



                             PORTACOM WIRELESS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  British Columbia, Canada             0-23228                   N/A
- ----------------------------        -------------      -------------------------
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
 of incorporation)                                         Identification No.)


                     8055 West Manchester Avenue, Suite 730
                        Playa del Rey, California  90293
- --------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:          (310) 448-4140
                                                         -----------------------

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Item 5.  OTHER EVENTS.

     On May 8, 1996, PortaCom Wireless, Inc. (the "Corporation") issued a press release regarding a proposed private placement of special warrants. A copy of the press release is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 7.  EXHIBITS.

     1.   Press Release issued by the Corporation on May 8, 1996.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PORATCOM WIRELESS, INC.



                                           By:  /s/ J. Michael Christiansen
                                                ---------------------------
                                                J. Michael Christiansen



Date:  May 20, 1996


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                                  EXHIBIT INDEX


Exhibit        Description                                       Page
- -------        -----------                                       ----

      1        Press Release issued by the
               Corporation on May 8, 1996.


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